                                                                   EXHIBIT 10.65

                              VERTEL CORPORATION

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

Optionee's Name and Address:

Philip Mantle
Street address
City, Zip Code
Country


     You have been granted an option to purchase Common Stock of Vertel Corporation, (the "Company") as follows:

Board Approval Date:                  January 5, 1999

Date of Grant:                        January 5, 1999

Exercise Price Per Share:             $1.50

Total Number of Shares Granted        62,969

Total Price of Shares Granted:        $94,453.50

Type of Option:                       Nonstatutory Stock Option

Term/Expiration Date:                 July 15, 2001

Vesting Commencement date:            N/A

Vesting Schedule:                     Shares are fully vested

Termination Period:                   Option may be exercised for a period of 30
                                      days after termination of consulting
                                      relationship between you and the Company pursuant to the Counseling Agreement dated
                                      January 5, 1999 ("the Consulting
                                      Agreement") except as set out in Sections
                                      7, 8 and 13 of the Stock Option
                                      Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's Representative below, you and the Company agree to the terms of the stock option grant.

OPTIONEE:                                VERTEL CORPORATION


------------------------------           BY:
PHILIP MANTLE                               --------------------------------

                                          TITLE:  PRESIDENT & CEO
                                                ---------------------------

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     3.  Optionee's Representations.  In the event the Shares purchasable
         --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this
                                         --------------
Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request. The Company will undertake to register promptly the Shares issuable upon exercise of this option under the Securities Act.

     4.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination of the following, at the election of Optionee:
(a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or (d) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised until such
         ------------------------
time as the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as
                                                          ------------
promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee
         ---------------------------
as a consultant under the Consulting Agreement, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"),
                                                            ----------------
exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

     7.  Disability of Optionee.  Notwithstanding the provisions of Section 6
         ----------------------
above, in the event of termination of Optionee as a consultant as a result of total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), until the date of expiration of the term of this Option as set forth in Section 10 below, Optionee may exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

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     8.  Death of Optionee.  In the event of the death of Optionee:
         -----------------

          (a) during the term of this Option and while a consultant of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as a consultant three (3) months after the date of death; or

          (b) within thirty (30) days after the termination of Optionee as a consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     9.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     10.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

     11.  Tax Consequences.  Optionee acknowledges that he has read the brief
          ----------------
summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of Nonstatutory Stock Option. Optionee will incur regular
              -------------------------------------
federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

          (b) Disposition of Shares.  This Option is a Nonstatutory Stock Option
              ---------------------
and the then gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

     12.  Tax Withholding.
          ---------------

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          (a) General.  To the extent required by applicable law, transactions
              -------
pursuant or related to the Option shall be subject to tax withholding by the Company, and the Company may condition the delivery of any Shares under the Option on satisfaction of applicable withholding tax obligations. The Company, in its discretion and subject to such requirements as it may impose prior to the occurrence of such withholding, may permit tax withholding obligations under the Option to be satisfied by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee's current compensation, (iii) if permitted by the Company, in its discretion, by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender, and
(B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 12 (c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

          (b) Stock Withholding to Satisfy Withholding Tax Obligations.  In the
              --------------------------------------------------------
event the Company allows Optionee to satisfy his tax withholding obligations as provided in Section 12(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section (12)(b) and applicable law. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Company and shall be subject to the following restrictions:

              (i) the election must be made on or prior to the applicable Tax Date (as defined in Section 12(c) below);

              (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

              (iii) all elections shall be subject to the consent or disapproval of the Company.

          In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

          (c) Definitions.  For purposes of this Section 12, the Fair Market
              -----------
Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").
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     13.  Adjustments Upon Changes in Capitalization, Merger or Certain Other
          -------------------------------------------------------------------
Transactions.
------------

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          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by the Option, as well as the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify Optionee at least 10 days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Change in Control.
               -----------------

               (i) In the event of a Change in Control (as defined below) in which the Company's outstanding options are being assumed or equivalent options or rights substituted by a successor corporation to the Company (or a parent or subsidiary of such successor corporation), the Option shall be assumed or an equivalent option or right shall be substituted. In the event of a Change in Control in which the successor corporation does not agree to assume the Company's outstanding options (including the Option) or to substitute equivalent options or rights, the Option will terminate upon the consummation of the transaction.

               (ii)   Definitions.
                      -----------

                      (A) "Change of Control" means a sale of all or
                           -----------------
substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation; provided however that a merger, consolidation or other capital reorganization in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction shall not constitute a Change in Control.

                      (B) An option (including the Option) shall be considered "assumed," without limitation, if, at the time of issuance of the stock or other
 -------
consideration upon such Change in Control, each holder of an option would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of shares covered by an option as provided for in this Section 14); provided however that if such consideration received in the Change in Control was not solely common stock of the successor corporation (or its parent), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of an option to be solely common stock of the successor corporation (or its parent) equal to the fair market value of the per share consideration received by holders of Common Stock in the transaction.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Board may, in its discretion, appropriately adjust the Exercise Price of the Option to reflect the effect of such distribution.

     14.  Miscellaneous.
          -------------

          (a) This Agreement may be amended only by written agreement between the Company and the Optionee.

          (b) This Agreement shall be governed by and construed under the laws of the State of California.

          (c) This Agreement and the Consulting Agreement set forth the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them.

          (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

          (e) This Agreement may be executed in counterparts, each of which shall be deemed an original.

          (f) Both parties agree to execute any additional documents necessary to carry out the purposes of this Agreement.

     15.  Signature.  This Stock Option Agreement shall be deemed executed by
          ---------
the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

                  [Remainder of page left intentionally blank]

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE
                               ------------------

To:        Vertel Corporation
Attn:      Stock Option Administrator
Subject:   Notice of Intention to Exercise Stock Option
           --------------------------------------------

     This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase            shares of Vertel Corporation
                                       ----------
Common Stock, under and pursuant to the Stock Option Agreement dated January 5, 1999, as follows:

           Grant Number:
                              --------------------------------

           Date of Purchase:
                              --------------------------------

           Number of Shares:
                              --------------------------------

           Purchase Price:
                              --------------------------------

           Method of Payment
           of Purchase Price:
                              --------------------------------

     Social Security No.:
                          -----------------------------

     The shares should be issued as follows:

           Name:
                      -----------------------------

           Address:
                      -----------------------------

                      -----------------------------

                      -----------------------------

           Signed:
                      -----------------------------

           Date:
                      -----------------------------